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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 14, 2005
                            -------------------------

                                 INTERLAND, INC.
              Exact name of registrant as specified in its charter)
                            -------------------------

          MINNESOTA                     000-17932               41-1404301
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 720-8301

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 14, 2005, the Board of Directors of Interland, Inc. (the "Company") approved a new director compensation policy for non-employee directors. The compensation package will be effective as of June 1, 2005. Non-employee directors will receive an annual fee of $25,000, and will continue to be reimbursed for travel expenses incurred to attend board meetings. This represents a decrease in the annual fee, which previously was set at $40,000 per year. For each meeting attended by a non-employee director during a fiscal year in excess of four face-to-face meetings and four telephonic meetings, the Company will pay the non-employee director $1,000 for each additional face-to-face meeting and $500 for each telephonic meeting. The Chair of the Compensation Committee and the Audit Committee (if the Chair is not an employee of the Company) will each receive an annual fee of $5,000, and the Chairman of the Board (if the Chairman is not an employee of the Company) will receive a fee of $10,000, in addition to the standard director fee. In addition, each non-employee director will receive an annual grant of options to purchase 10,000 shares of common stock, and the Chairman of the Board (if the Chairman is not an employee of the Company) will receive an additional annual grant of options for 12,000 shares. There also will be an initial grant of options to purchase 20,000 shares to each non-employee director, effective June 1, 2005. The annual grants will begin September 1, 2005.

     Currently, the Chairs of the Compensation Committee and the Audit Committee are not employees of the Company, while the Chairman of the Board is an employee of the Company.

     The foregoing summary of the Policy is qualified in its entirety by reference to the Policy, which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable

     (b) Pro Forma Financial Information.

         Not applicable

     (c) Exhibits.

         Exhibit Number     Description
         --------------     -----------

         10.1               Director Compensation Policy effective as of June 1,
                            2005.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 19, 2005              INTERLAND, INC.


                                    By:  /s/ Juan G. Troncoso
                                         ---------------------------------------
                                         Juan G. Troncoso
                                         Vice President and Chief
                                         Financial Officer
                                         (Principal Financial Officer)





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                                  EXHIBIT INDEX




Exhibit Number     Description
--------------     -----------

10.1               Director Compensation Policy effective as of June 1, 2005.